LIBERTY ALL-STAR® EQUITY FUND

USA

1ST QUARTER MARCH 31, 2012

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND
Period Ending March 31, 2012

Fund Statistics	1st Quarter 2012
Net Asset Value (NAV)	$5.65
Market Price	$4.93
Discount	12.7%
Distribution	$0.08
Market Price Trading Range	$4.27 to $5.01
Discount Range	12.0% to 15.3%

Performance	
Shares Valued at NAV	14.87%
Shares Valued at NAV with Dividends Reinvested	15.07%
Shares Valued at Market Price with Dividends Reinvested	18.73%
S&P 500® Index	12.59%
Lipper Large-Cap Core Mutual Fund Average*	12.43%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	11th
Number of Funds in Category	1,094

* Percentile ranks calculated using the Fund's NAV Reinvested results within the Lipper Large-Cap Core Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund's ticker symbol: USA. The share price of a closed-end fund is based on the market's value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	April 2012

Building on gains posted in the final quarter of 2011, the stock market got 2012 off to a highly positive start with an impressive first quarter performance. The S&P 500® Index registered its strongest first quarter return since 1998, while the technology-oriented NASDAQ Composite Index posted its best first quarter since 1991.

The exceptional performance came as somewhat of a surprise to many equity analysts and market watchers. The U.S. economy continued to grow, albeit slowly. There were no serious solutions forthcoming to address the U.S. budget deficit. The fundamental economic problems plaguing the Euro Zone remained, and there were fears of a hard landing in China. But the stock market rolled into the new year with momentum behind it, and there were some bright spots in an improving employment picture, higher consumer spending and fears of a potential Euro Zone collapse eased once the European Central Bank finally embarked on its version of quantitative easing.

By quarter’s end, the net outcome was a 12.59 percent return for the S&P 500 Index and a 12.43 percent gain for the Lipper Large-Cap Core Mutual Fund Average. Liberty All-Star® Equity Fund fully participated in the market’s advance, as it solidly outperformed key benchmarks. For the quarter, the Fund returned 14.87 percent with shares valued at net asset value (NAV), 15.07 percent with shares valued at NAV with dividends reinvested and 18.73 percent with shares valued at market price (with dividends reinvested). This strong performance ranked the Fund in the top 11 percent of funds in the Lipper Large-Cap Core Mutual Fund universe. The discount at which Fund shares are priced relative to their NAV also improved, as it narrowed to a range of 12.0 to 15.3 percent from a high of 16.8 percent in the final quarter of 2011.

Some of the very factors that hindered the Fund’s relative performance in 2011 helped it in the past quarter. Financials and technology, for example, were strong performers for the Fund in the first quarter after lagging last year. The Fund’s strong quarter illustrates a point we made in the 2011 annual report-specifically, that things can change quickly. The Fund ranked in the 62nd percentile of the Lipper Large-Cap Core universe in the last quarter of 2011; a quarter later, it ranked in the 11th percentile, as previously mentioned. Investors may find it challenging at times

First Quarter Report (Unaudited) | March 31, 2012	1

President’s Letter	Liberty All-Star® Equity Fund

to remain patient in this environment, especially when events outside our control on the other side of the world have such a profound impact on our markets here at home.

We are hopeful that 2012 will be a good one for investors, especially after the extreme volatility experienced during 2011. We cannot expect the first quarter’s double-digit returns to continue throughout the year. Indeed, the second quarter opened as weakly as the first quarter opened strongly. We believe the Fund is well positioned for the vast majority of market environments, and we remain positive on the outlook for the year. Thank you for your continued support of the Fund.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2012 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31***
2010	0.31
2011	0.34
2012 1st Quarter	0.08

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

First Quarter Report (Unaudited) | March 31, 2012	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
March 31, 2012 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	3.58%
JPMorgan Chase & Co.	2.54
QUALCOMM, Inc.	2.04
Wells Fargo & Co.	2.00
Google, Inc., Class A	1.71
Exxon Mobil Corp.	1.59
Cisco Systems, Inc.	1.58
Dell, Inc.	1.51
Staples, Inc.	1.41
The Allstate Corp.	1.39
ACE Ltd.	1.38
State Street Corp.	1.30
Salesforce.com, Inc.	1.25
SunTrust Banks, Inc.	1.22
Microsoft Corp.	1.20
TE Connectivity Ltd.	1.14
BP PLC	1.00
Hewlett-Packard Co.	1.00
Visa, Inc., Class A	0.99
American Tower Corp., Class A	0.96
30.79%

Economic Sectors*	Percent of Net Assets
Information Technology	24.61%
Financials	21.27
Energy	13.79
Consumer Discretionary	10.89
Health Care	7.81
Industrials	7.74
Consumer Staples	6.12
Materials	2.96
Telecommunication Services	1.48
Utilities	1.45
Other Net Assets	1.88
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($3 million or more) stock changes - both purchases and sales – that were made in the Fund’s portfolio during the first quarter of 2012.

Security Name	Purchases (Sales)	Shares as of 3/31/12

Purchases

Citigroup, Inc.	100,173	248,979
Exxon Mobil Corp.	36,610	189,382
Invesco Ltd.	159,025	159,025
Joy Global, Inc.	44,551	44,551
VF Corp.	33,769	33,769

Sales

Amazon.com, Inc.	(16,877)	27,480
Analog Devices, Inc.	(172,000)	0
Cisco Systems, Inc.	(234,918)	770,342
Gilead Sciences, Inc.	(77,159)	103,649
J.C. Penney Co., Inc.	(164,010)	26,955
Medco Health Solutions, Inc.	(54,627)	32,325
Robert Half International, Inc.	(107,833)	0
Rockwell Automation, Inc.	(38,868)	58,566
The Sherwin-Williams Co.	(42,850)	0

First Quarter Report (Unaudited) | March 31, 2012	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2012 (Unaudited)

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	41	37	36	49	32	162	500
Percent of Holdings in Top 10	48%	39%	38%	40%	45%	20%	21%
Weighted Average Market Capitalization (billions)	$40	$61	$69	$109	$90	$74	$110
Average Five-Year Earnings Per Share Growth	(7)%	(2)%	0%	22%	24%	8%	9%
Dividend Yield	1.4%	2.4%	2.0%	1.1%	0.7%	1.5%	2.0%
Price/Earnings Ratio**	14x	11x	12x	17x	25x	15x	16x
Price/Book Value Ratio	1.3x	2.0x	2.2x	4.7x	5.9x	3.2x	3.8x

*   Certain holdings are held by more than one manager.

**  Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (98.12%)
CONSUMER DISCRETIONARY (10.89%)
Auto Components (1.31%)
Johnson Controls, Inc.	230,082	$7,473,063
Magna International, Inc.	127,175	6,071,335

		13,544,398

Diversified Consumer Services (0.36%)
Apollo Group, Inc., Class A(a)	96,550	3,730,692

Hotels, Restaurants & Leisure (1.36%)
Carnival Corp.	273,825	8,784,306
Marriott International, Inc., Class A	75,401	2,853,928
Orient-Express Hotels Ltd., Class A(a)	236,091	2,408,128

		14,046,362

Household Durables (1.79%)
KB Home	303,710	2,703,019
NVR, Inc.(a)	11,955	8,683,275
Toll Brothers, Inc.(a)	294,001	7,053,084

		18,439,378

Internet & Catalog Retail (1.30%)
Amazon.com, Inc.(a)	27,480	5,564,975
priceline.com, Inc.(a)	10,975	7,874,562

		13,439,537

Media (1.06%)
Omnicom Group, Inc.	123,450	6,252,743
The Walt Disney Co.	106,907	4,680,388

		10,933,131

Multi-Line Retail (0.46%)
Dollar General Corp.(a)	81,857	3,781,793
J.C. Penney Co., Inc.	26,955	955,016

		4,736,809

Specialty Retail (2.22%)
Dick’s Sporting Goods, Inc.	60,126	2,890,858
Ross Stores, Inc.	30,262	1,758,222
Staples, Inc.	897,825	14,526,809
Tiffany & Co.	17,407	1,203,346
The TJX Cos., Inc.	63,506	2,521,823

		22,901,058

Textiles, Apparel & Luxury Goods (1.03%)
Burberry Group PLC(b)	85,711	4,108,985
Coach, Inc.	20,410	1,577,285
VF Corp.	33,769	4,929,599

		10,615,869

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2012	7

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (6.12%)
Beverages (1.64%)
The Coca-Cola Company	31,000	$2,294,310
Diageo PLC(b)	64,681	6,241,717
Molson Coors Brewing Co., Class B	137,750	6,233,187
PepsiCo, Inc.	33,000	2,189,550

		16,958,764

Food & Staples Retailing (1.32%)
Costco Wholesale Corp.	50,200	4,558,160
CVS Caremark Corp.	80,000	3,584,000
Walgreen Co.	162,000	5,425,380

		13,567,540

Food Products (1.53%)
Archer-Daniels-Midland Co.	160,000	5,065,600
General Mills, Inc.	107,120	4,225,884
Mead Johnson Nutrition Co.	78,900	6,507,672

		15,799,156

Household Products (0.51%)
The Procter & Gamble Co.	78,000	5,242,380

Personal Products (0.69%)
Avon Products, Inc.	210,668	4,078,533
The Estee Lauder Cos., Inc., Class A	49,009	3,035,617

		7,114,150

Tobacco (0.43%)
British American Tobacco PLC(b)	44,208	4,474,734

ENERGY (13.79%)
Energy Equipment & Services (3.01%)
FMC Technologies, Inc.(a)	112,920	5,693,427
Oceaneering International, Inc.	109,800	5,917,122
Schlumberger Ltd.	130,384	9,117,753
Tidewater, Inc.	135,000	7,292,700
Weatherford International Ltd.(a)	200,845	3,030,751

		31,051,753

Oil, Gas & Consumable Fuels (10.78%)
Anadarko Petroleum Corp.	29,771	2,332,260
Arch Coal, Inc.	720,055	7,711,789
BP PLC(b)	229,792	10,340,640
Chesapeake Energy Corp.	118,571	2,747,290
Chevron Corp.	63,000	6,756,120
Cobalt International Energy, Inc.(a)	234,788	7,050,684
ConocoPhillips	107,300	8,155,873

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Consol Energy, Inc.	162,870	$5,553,867
Devon Energy Corp.	105,000	7,467,600
Exxon Mobil Corp.	189,382	16,425,101
Hess Corp.	60,051	3,540,006
Occidental Petroleum Corp.	78,800	7,504,124
Peabody Energy Corp.	306,630	8,880,005
Royal Dutch Shell PLC, Class A(b)	124,753	8,748,928
Valero Energy Corp.	308,550	7,951,333

		111,165,620

FINANCIALS (21.27%)
Capital Markets (4.92%)
The Charles Schwab Corp.	536,100	7,703,757
Franklin Resources, Inc.	39,125	4,852,674
The Goldman Sachs Group, Inc.	65,351	8,127,704
Invesco Ltd.	159,025	4,241,197
Morgan Stanley	352,675	6,926,537
State Street Corp.	295,175	13,430,462
UBS AG(a)	389,825	5,465,346

		50,747,677

Commercial Banks (5.26%)
BB&T Corp.	150,000	4,708,500
Huntington Bancshares, Inc.	413,581	2,667,597
PNC Financial Services Group, Inc.	108,704	7,010,321
Regions Financial Corp.	1,008,835	6,648,223
SunTrust Banks, Inc.	520,838	12,588,654
Wells Fargo & Co.	605,390	20,668,015

		54,291,310

Consumer Finance (0.61%)
American Express Co.	108,000	6,248,880

Diversified Financial Services (3.74%)
Bank of America Corp.	344,350	3,295,430
Citigroup, Inc.	248,979	9,100,182
JPMorgan Chase & Co.	569,415	26,181,702

		38,577,314

Insurance (6.36%)
ACE Ltd.	194,720	14,253,504
The Allstate Corp.	434,595	14,306,867
American International Group, Inc.(a)	164,375	5,067,681
Aon PLC	11,048	542,015
Assured Guaranty Ltd.	274,144	4,528,859
Axis Capital Holdings Ltd.	185,950	6,167,961
Brown & Brown, Inc.	9,629	228,978
Fidelity National Financial, Inc., Class A	233,275	4,205,948

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2012	9

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
Genworth Financial, Inc., Class A(a)	218,309	$1,816,331
MetLife, Inc.	257,725	9,626,029
RenaissanceRe Holdings Ltd.	64,330	4,871,711

		65,615,884

Real Estate Investment Trusts (0.38%)
Sunstone Hotel Investors, Inc.(a)	408,063	3,974,534

HEALTH CARE (7.81%)
Biotechnology (0.49%)
Gilead Sciences, Inc.(a)	103,649	5,063,254

Health Care Equipment & Supplies (2.45%)
Intuitive Surgical, Inc.(a)	7,500	4,063,125
NuVasive, Inc.(a)	154,007	2,593,478
St. Jude Medical, Inc.	158,000	7,000,980
Varian Medical Systems, Inc.(a)	54,900	3,785,904
Zimmer Holdings, Inc.	122,000	7,842,160

		25,285,647

Health Care Providers & Services (1.30%)
Brookdale Senior Living, Inc.(a)	322,517	6,037,518
Express Scripts, Inc.(a)	38,975	2,111,666
Medco Health Solutions, Inc.(a)	32,325	2,272,447
WellPoint, Inc.	39,584	2,921,299

		13,342,930

Health Care Technology (0.78%)
Cerner Corp.(a)	105,664	8,047,370

Life Sciences Tools & Services (0.58%)
Life Technologies Corp.(a)	122,000	5,956,040

Pharmaceuticals (2.21%)
Abbott Laboratories	143,130	8,772,438
Allergan, Inc.	77,900	7,433,997
Johnson & Johnson	39,000	2,572,440
Teva Pharmaceutical Industries Ltd.(b)	90,000	4,055,400

		22,834,275

INDUSTRIALS (7.74%)
Aerospace & Defense (2.99%)
The Boeing Co.	60,540	4,502,360
General Dynamics Corp.	44,060	3,233,123
Huntington Ingalls Industries, Inc.(a)	21,862	879,727
L-3 Communications Holdings, Inc.	93,425	6,611,687
Northrop Grumman Corp.	117,100	7,152,468

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Precision Castparts Corp.	37,000	$6,397,300
Textron, Inc.	73,063	2,033,343

		30,810,008

Air Freight & Logistics (1.11%)
C.H. Robinson Worldwide, Inc.	101,345	6,637,084
Expeditors International of Washington, Inc.	104,490	4,859,830

		11,496,914

Building Products (0.56%)
Fortune Brands Home & Security, Inc.(a)	62,075	1,369,995
Masco Corp.	325,475	4,351,601

		5,721,596

Construction & Engineering (0.51%)
Fluor Corp.	87,651	5,262,566

Electrical Equipment (0.70%)
Cooper Industries PLC	40,343	2,579,935
Rockwell Automation, Inc.	58,566	4,667,710

		7,247,645

Machinery (0.95%)
Joy Global, Inc.	44,551	3,274,498
Navistar International Corp.(a)	143,731	5,813,919
Rexnord Corp.(a)	34,630	730,693

		9,819,110

Road & Rail (0.44%)
CSX Corp.	212,655	4,576,336

Trading Companies & Distributors (0.31%)
Fastenal Co.	59,097	3,197,148

Transportation Infrastructure (0.17%)
Aegean Marine Petroleum Network, Inc.	251,080	1,734,963

INFORMATION TECHNOLOGY (24.61%)
Communications Equipment (4.62%)
Acme Packet, Inc.(a)	153,609	4,227,320
Cisco Systems, Inc.	770,342	16,292,733
Harris Corp.	135,000	6,085,800
QUALCOMM, Inc.	309,885	21,078,378

		47,684,231

Computers & Peripherals (6.10%)
Apple, Inc.(a)	61,650	36,957,325
Dell, Inc.(a)	940,670	15,615,122

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2012	11

Schedule of Investments	Liberty All-Star® Equity Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Computers & Peripherals (continued)
Hewlett-Packard Co.	432,825	$10,314,220

		62,886,667

Electronic Equipment & Instruments (2.21%)
Avnet, Inc.(a)	119,935	4,364,434
Corning, Inc.	475,000	6,688,000
TE Connectivity Ltd.	319,325	11,735,194

		22,787,628

Internet Software & Services (4.06%)
Baidu, Inc.(a)(b)	52,808	7,697,822
eBay, Inc.(a)	219,494	8,097,134
Google, Inc., Class A(a)	27,590	17,691,812
Monster Worldwide, Inc.(a)	442,000	4,309,500
OpenTable, Inc.(a)	102,058	4,130,287

		41,926,555

IT Services (2.99%)
Cognizant Technology Solutions Corp., Class A(a)	81,500	6,271,425
Computer Sciences Corp.	180,900	5,416,146
Visa, Inc., Class A	86,579	10,216,322
The Western Union Co.	510,132	8,978,323

		30,882,216

Semiconductors & Semiconductor Equipment (0.94%)
ARM Holdings PLC(b)	167,000	4,724,430
MEMC Electronic Materials, Inc.(a)	477,380	1,723,342
Texas Instruments, Inc.	95,929	3,224,174

		9,671,946

Software (3.69%)
CA, Inc.	150,400	4,145,024
Citrix Systems, Inc.(a)	26,938	2,125,678
Microsoft Corp.	384,600	12,403,350
Salesforce.com, Inc.(a)	83,503	12,902,048
VMware, Inc., Class A(a)	57,700	6,483,749

		38,059,849

MATERIALS (2.96%)
Chemicals (1.81%)
LyondellBasell Industries N.V.	7,500	327,375
The Mosaic Co.	99,037	5,475,756
PPG Industries, Inc.	63,050	6,040,190
Praxair, Inc.	59,600	6,832,544

		18,675,865

Metals & Mining (1.15%)
Alcoa, Inc.	407,000	4,078,140
Freeport-McMoRan Copper & Gold, Inc.	101,406	3,857,484

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (continued)
Silver Wheaton Corp.	119,200	$3,957,440

		11,893,064

TELECOMMUNICATION SERVICES (1.48%)
Wireless Telecommunication Services (1.48%)
American Tower Corp., Class A	157,360	9,916,827
Vodafone Group PLC(b)	193,000	5,340,310

		15,257,137

UTILITIES (1.45%)
Electric Utilities (0.93%)
Entergy Corp.	102,700	6,901,440
FirstEnergy Corp.	57,869	2,638,248

		9,539,688

Gas Utilities (0.23%)
EQT Corp.	50,041	2,412,476

Independent Power Producers & Energy Traders (0.29%)
GenOn Energy, Inc.(a)	1,440,250	2,995,720

TOTAL COMMON STOCKS (COST OF $945,597,775)		1,012,285,774

	PAR VALUE
SHORT TERM INVESTMENT (1.99%)
REPURCHASE AGREEMENT (1.99%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/12, due 04/02/12 at 0.01%, collateralized by Fannie Mae 3.07% 01/01/42, market value of $20,992,161 (Repurchase proceeds of $20,567,017) (COST OF $20,567,000)	$20,567,000	20,567,000

TOTAL INVESTMENTS (100.11%) (COST OF $966,164,775)(c)		1,032,852,774
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.11%)		(1,121,447)

NET ASSETS (100.00%)		$1,031,731,327

NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$5.65

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $975,894,078.

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2012	13

Schedule of Investments	Liberty All-Star® Equity Fund

Gross unrealized appreciation and depreciation at March 31, 2012 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$168,831,605
Gross unrealized depreciation	(111,872,909)
Net unrealized appreciation	$56,958,696

See Notes to Schedule of Investments.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2012, the Fund only held American Depository Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

First Quarter Report (Unaudited) | March 31, 2012	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2012 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.

When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,012,285,774	$–	$–	$1,012,285,774
Short Term Investment	–	20,567,000	–	20,567,000
Total	$1,012,285,774	$20,567,000	$–	$1,032,852,774

*See Schedule of Investments for industry classifications

For the period ended March 31, 2012, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2012	17

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Equity Fund

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

NASDAQ Composite Index®

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

You cannot invest directly in an index.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes

First Quarter Report (Unaudited) | March 31, 2012	19

Notes	Liberty All-Star® Equity Fund

20	www.all-starfunds.com

ALL STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Alex J. Marks, Assistant Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000457 11/30/12

ALL STAR®
EQUITY FUND

USA
LISTED
NYSE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM